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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 26, 1998





                               TELXON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                    0-11402                    74-1666060
(STATE OR OTHER JURISDICTION      (COMMISSION                 (IRS EMPLOYER
        OF INCORPORATION)          FILE NUMBER)              IDENTIFICATION NO.)

                   3330 WEST MARKET STREET, AKRON, OHIO 44333
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

         ISSUER'S TELEPHONE NUMBER, INCLUDING AREA CODE: (330) 664-1000




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ITEM 5.  OTHER EVENTS.

          On August 26, 1998, the registrant (the "Company") entered into a Settlement Agreement with Wyser-Pratte & Co., Inc., Guy P. Wyser-Pratte and Eric Longmire (collectively, the "Wyser-Pratte Group", which had previously reported beneficial ownership of approximately 4.9% of the Company's outstanding shares of Common Stock), pursuant to which, among other things, (i) the Wyser-Pratte Group will withdraw its nomination of a candidate for election as a director of the Company and all other stockholder proposals which it had submitted to the Company and announced its intention to propose at the Company's Annual Meeting of Stockholders scheduled for September 15, 1998 (the "Annual Meeting"), including those regarding proposed bylaw amendments, (ii) the Company and the Wyser-Pratte Group will cooperate with each other to select a candidate to fill the existing vacancy on the Company's Board of Directors by October 31, 1998,
(iii) the Company and the Wyser-Pratte Group will withdraw all litigation relating to the Wyser-Pratte Group's announced proposals and the Company's Annual Meeting, (iv) the Company has agreed from September 1, 1998 through May 31, 1999 to take all corporate actions necessary to declare its Rights Agreement inapplicable to any fully financed, all-cash tender offer to purchase all of the Company's outstanding Common Stock that, among other requirements, is proposed after September 1, 1998 and ensures holders of the Company's Common Stock a per share price that is the greater of an amount in excess of $40 and 140% of the average closing price per share of the Company's Common Stock on the Nasdaq National Market System during a specified 20 trading day period ending before announcement of the tender offer, and (v) the Wyser-Pratte Group and its affiliates and associates will cease any further proxy solicitations of the Company's stockholders, as well as refrain from taking certain other actions, until January 1, 2000. The foregoing summary of the Settlement Agreement is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

          The exhibits to this Current Report on Form 8-K also include the press release jointly issued by the Company and Mr. Wyser-Pratte (Exhibit 99.2 hereto) and a separate press release issued by the Company (Exhibit 99.3 hereto). Both of such press releases were issued on August 26, 1998 and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) Exhibits.

                  99.1 Settlement Agreement, dated August 26, 1998, by and among the registrant, Wyser-Pratte & Co., Inc.,
                           Guy P. Wyser-Pratte and Eric Longmire.

                  99.2 Press Release jointly issued by the registrant and Guy P. Wyser-Pratte on August 26, 1998.

                  99.3 Press Release issued by the registrant on August 26, 1998.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               TELXON CORPORATION



DATE:  August 27, 1998                         By:    /s/ Kenneth W. Haver
                                                      --------------------
                                                      Kenneth W. Haver
                                                      Senior Vice President and
                                                      Chief Financial Officer


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                                INDEX TO EXHIBITS

99.1 Settlement Agreement, dated August 26, 1998, by and among the registrant, Wyser-Pratte & Co., Inc., Guy P. Wyser-Pratte and Eric Longmire, filed herewith.

99.2 Press Release jointly issued by the registrant and Guy P. Wyser-Pratte on August 26, 1998, filed herewith.

99.3 Press Release issued by the registrant on August 26, 1998, filed herewith.